Exhibit 25(b)


ASSET ALLOCATION PORTFOLIOS for

LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, CitiFunds International Growth and Income Portfolio, and any other series of Landmark International Funds now existing or hereinafter created that invests or will invest its assets in a series of Asset Allocation Portfolios) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



Mark T. Finn
Mark T. Finn

ASSET ALLOCATION PORTFOLIOS for


LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, CitiFunds International Growth and Income Portfolio, and any other series of Landmark International Funds now existing or hereinafter created that invests or will invest its assets in a series of Asset Allocation Portfolios) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



Elliott J. Berv
Elliott J. Berv

ASSET ALLOCATION PORTFOLIOS for


LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, CitiFunds International Growth and Income Portfolio, and any other series of Landmark International Funds now existing or hereinafter created that invests or will invest its assets in a series of Asset Allocation Portfolios) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



Walter E. Robb, III
Walter E. Robb, III

ASSET ALLOCATION PORTFOLIOS for


LANDMARK INTERNATIONAL FUNDS


The undersigned hereby constitutes and appoints John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, CitiFunds International Growth and Income Portfolio, and any other series of Landmark International Funds now existing or hereinafter created that invests or will invest its assets in a series of Asset Allocation Portfolios) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.



Philip Coolidge
Philip W. Coolidge

ASSET ALLOCATION PORTFOLIOS for

LANDMARK INTERNATIONAL FUNDS

The undersigned hereby constitutes and appoints Philip W. Coolidge, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, CitiFunds International Growth and Income Portfolio, and any other series of Landmark International Funds now existing or hereinafter created that invests or will invest its assets in a series of Asset Allocation Portfolios) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1997.



John R. Elder
John R. Elder